UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            December 21, 2009

UNITED MINES, INC.
(Exact name of registrant as specified in its charter)

Arizona	000-53727	83-0452269
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

11924 N. Centaurus Place
Oro Valley, AZ 85737
(Address of principal executive offices) (zip code)

(520) 742-3111
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.02        Unregistered Sales of Equity Securities.

On December 21, 2009, we issued an aggregate of 220,000 share of our common stock to six (6) of our officers and directors as compensation for services rendered during the past year as follows:

Glenn E. Martin	170,000 shares
Glynn A. Burkhardt	10,000 shares
Robert A. Leitzman	10,000 shares
Robert A. Metz	10,000 shares
Roger McCaslin	10,000 shares
Nicole M. Breen	10,000 shares

The issuances were exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, and the investors were sophisticated investors, familiar with our operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2009	United Mines, Inc.,
an Arizona corporation

/s/ Glenn E. Martin
	By:	Glenn E. Martin
	Its:	President and Chairman of the Board